EXHIBIT 99.12

Kubuk International, Inc. and Subsidiaries, formerly Bruce
Grupo Diversion SAC

Report of Independent Registered Public Accounting Firm
and Financial Statements

December 31, 2004

Kubuk International, Inc. and Subsidiaries, formerly Bruce
Grupo Diversion SAC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC

We have audited the accompanying consolidated balance sheet of Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC as of December 31, 2004, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC as of December 31, 2004, and the results of operations and cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

Mantyla McReynolds
Salt Lake City, Utah
Oct 7, 2005

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion, SAC
Consolidated Balance Sheet
December 31, 2004

ASSETS
Current Assets
Cash	$ 1,404,042
Accounts receivable, net of allowance for
doubtful accounts of $2,637,984 – Note 4	1,085,427
Related Party receivables – Note 10	189,848
Inventory	180,618
Prepaid expense & other current assets	438,036
Deferred income tax-current – Note 9	75,702

Total Current Assets	3,373,673

Property, furniture & equipment,
net of accumulated depreciation of $5,827,266 – Note 5	15,882,775
Other Assets
Non Current Deferred Tax Asset – Note 9	544,714

Total Other Assets	544,714

TOTAL ASSETS	$ 19,801,162

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$ 287,761
Loans payable – Note 6	57,752
Accrued expenses and other payables	321,316
Current Portion of Long-Term Debt	10,535

Total Current Liabilities	677,364
Long-Term Debt
Note Payable for Foreign Taxes, net of current portion – Note 8	89,330

Total Long-Term Debt	89,330

TOTAL LAIBILITIES	766,694

Shareholders’ Equity
Common stock: no par value, unlimited authorized shares, 1,509,400 shares issued and outstanding	12,721,628
Retained earnings	6,371,964
Accumulated Foreign Currency Adjustment	(59,124)

Total Shareholders’ Equity	19,034,468

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 19,809,162

See accompanying notes to consolidated financial statements

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion, SAC
Consolidated Statements of Operations For the Years Ended
December 31, 2004 and 2003

	For the Year Ended 12/31/04	For the Year Ended 12/31/03

Revenues
Casino	$ 7,159,904	$ 7,188,977
Rooms	901,351	378,384
Food and Beverage	499,556	14,659
Entertainment	10,224	50,894
Other	2,142,190	1,430,445

	10,713,225	9,063,359
Less:Promotional Allowances	(18,531)	(18,423)

Total Revenues	10,694,694	9,044,936
Operating Expenses
Operating departments	1,491,522	1,343,122
General and administrative	1,414,070	1,079,993
Bad debt	309,016	257,950
Depreciation	1,006.638	964,877

Total Operating Expenses	4,221,246	3,645,942

Income from Operations	6,473,448	5,398,994

Other Income and Expenses
Interest income	286,186	332,077
Other income/gains	196,584	172,438
Other expenses/losses	(135,678)	(35,587)

	347,092	468,928

Income before income tax	6,820,540	5,867,922
Provision for income tax – Note 9	(2,225,147)	(1,533,981)

Net Income	$ 4,595,393	$ 4,333,941

Other Comprehensive Income
Unrealized gain (loss) on
Foreign Currency Translation, net of tax – Note 3	518,944	238,544

Total Comprehensive Income	$ 5,114,337	$ 4,572,485

Basic and Diluted Earnings Per Share	$ 3.39	$ 3.03
Weighted Average Shares Outstanding	1,509,400	1,509,400

See accompanying notes to consolidated financial statements

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion, SAC
Consolidated Statement of Changes in Stockholders’ Equity For the Years Ended
December 31, 2004 and 2003

	Common Shares	Common Stock	Retained Earnings	Accumulated Foreign Currency Transaction	Total Stockholders’ Equity

Balance as of 12/31/2002	1,509,400	12,721,628	4,892,369	(816,612)	16,797,385
Net Income for the Year
Ended December 31, 2003	--	--	4,333,941	238,544	4,572,485
Dividend Declared	--	--	(2,282,603)	--	(2,282,603)

Balance as of 12/31/2003	1,509,400	12,721,628	6,943,707	(578,068)	19,087,267
Net Income for the Year
Ended December 31, 2004	--	--	4,595,393	518,944	5,114,337
Divdend Declared	--	--	(5,167,136)	--	(5,167,136)

Balance as of 12/31/2004	1,509,400	12,721,628	6,371,964	(59,124)	19,034,468

See accompanying notes to consolidated financial statements

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion, SAC
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2004 and 2003

	For the Year Ended 12/31/04	For the Year Ended 12/31/03

Cash Flows from Operating Activities
Net Income	$ 4,595,393	$ 4,333,941
Adjustments to reconcile net income to cash flows
from operating activites
Depreciation	1,006,638	964,877
(Increase)/Decrease in account balances of:
Accounts Receivable	365,369	(1,035,051)
Inventory	(27,463)	14,215
Prepaid expense & other current assets	8,304	62,113
Deferred tax assets	(79,470)	(18,474)
Increase/(Decrease) in account balances of:
Accounts payable	141,150	(10,732)
Accrued expenses and other payables	46,199	(120,506)
Foreign Taxes Payable	(71,348)	(19,253)
Loans Payable	45,099	12,653

Cash Flows from Operating Activities	6,029,871	4,183,783

Cash Flows Used by Investing Activities
Cash paid for acquisition of fixed assets	(791,847)	(1,939,896)

Cash Used by Investing Activites	(791,847)	(1,939,896)

Cash Flows from Financing Activities
Cash collected from personal loans	29,582	(154,198)
Cash repayment for shareholder loans	--	(149,006)
Cash paid as dividend	(5,167,136)	(2,282,603)

Cash Used in Financing Activities	(5,137,554)	(2,585,807)

Other comprehensive income from current year	518,944	238,544

Net Change in cash and cash equivalents	619,414	(103,376)
Cash and cash equivalents at the beginning of year	784,628	888,004

Cash and cash equivalents at the end of year	$ 1,404,042	$ 784,628

Supplemental Disclosure Information:
Cash paid during the year for interest	$ --	$ --
Cash paid during the year for income taxes	$ 2,145,677	$ 1,515,507

See accompanying notes to consolidated financial statements

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

1.	Business Organization and Reorganization

Bruce Grupo Diversion SAC (BGD) was formed on March 1, 1996 and registered at the Registry for Legal Persons of Lima, Peru on April 28, 1996. As of the balance sheet date, BGD is the majority owner of a fourteen-story building and a four-story adjacent structure that are operated as a casino and a hotel (the Bruce Hotel/Casino). Bruce Hotel/Casino is located in Lima, Peru and is licensed to operate slot machines, a night club, discothèques, and a restaurant.

Kubuk International, Inc. (KII) is a California corporation and was incorporated on January 7, 2002. The majority shareholders of KII also control 99% of total voting stock of BDG.

Kubuk Investment S.A.C. (KISAC) was formed in year 2001 by the majority shareholders of KII in Peru. KII’s majority shareholders also formed Kubuk Gaming S.A.C. (KGSAC) in year 2005 in Peru.

Starting on August 4, 2001, BGD and KISAC entered into a series of sale and purchase agreements (Sale and Purchase Agreements) of the hotel assets and certain casino properties owned and operated by BGD for the purpose of transferring these properties to KISAC. Total consideration for all Sale and Purchase Agreements was in the amount of S/. 62,970,744 (approximately $19,163,343 using the exchange rate as of the balance sheet date). On May 21, 2005, all assets subject to the scope of the sale and purchase agreements were transferred to and received by KISAC, which then commenced to carry on the hotel lodging businesses of Bruce Hotel/Casino. The only assets that were transferred to KISAC are the assets as listed under “Property, Furniture, and Equipment” on the balance sheet. All other assets and liabilities will continue to belong to BGD and will subsequently be distributed to its original shareholders. The accounting treatment used by KISAC to record the transfer of the assets followed the guidance for transactions between entities under common control as described in Statements of Financial Accounting Standards (SFAS) 141, Business Combinations. This standard requires that the receiving entity use of the carrying amount of the assets of the transferring entity. Therefore, no fair market value adjustments were made to the transferred assets.

Consideration for the Sale and Purchase Agreement was given by Tom Liu to BGD in the form of a promissory note, for which KISAC issued Tom Liu shares of its stock valued at the carrying amount of the assets that were transferred.

The major casino operation of Bruce Hotel/Casino has been temporarily closed for renovation since March 2005. During the renovation, the BGD continued to operate slot machines in the casino until July 1, 2005, when MINCETUR, the gaming authority of Peru, issued gaming licenses to KGSAC. KGSAC then took over the slot machine operations and will conduct all other gaming activities of

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

Bruce Hotel/Casino when the renovation project is completed at the end of year 2005.

On June 15, 2005, KII and the shareholders of KISAC and KGSAC entered into an Agreement and Plan of Reorganization (the Reorganization Agreement), under which KII issued 50,920,000 shares of common stock to the shareholders of KISAC and KGSAC in exchange for their entire ownership holdings of KISAC and KGSAC. As of June 30, 2005, both KISAC and KGSAC were 100% owned by KII. (See Note 11.)

2.	Significant Accounting Policies

(a)	Principles of Consolidation

The financial statements include the accounts of Kubuk International Inc. and the accounts of its wholly owned foreign Peruvian subsidiaries, Kubuk Investments SAC and Kubuk Gaming SAC, formerly Bruce Grupo Diversion SAC. All significant inter-company balances and transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles in the United States requires management of the Company to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less when purchased to be cash equivalents.

(d)	Accounts Receivable and Credit Risk

Accounts receivable that potentially subject the Company to concentrations of credit risk consist principally of casino accounts receivable. The Company issues notes receivable to approved casino customers based on their previous experiences with the customers. At December 31, 2004, a substantial portion of the Company’s receivables were due from customers residing in foreign countries. Business or economic conditions or other significant events in these countries could affect the collectibility of such receivables.

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

Trade receivables, including casino and hotel receivables, are typically non-interest bearing and are initially recorded at cost. Accounts are written off when management deems the account to be uncollectible. Recoveries of accounts previously written off are recorded when received. An estimated allowance for doubtful accounts is maintained to reduce the Company’s receivables to their carrying amount, which approximates fair value. The allowance is estimated based on specific review of customer accounts as well as historical collection experience and current economic and business conditions. Management believes that as of December 31, 2004, no significant concentrations of credit risk existed for which an allowance had not already been recorded.

(e)	Revenue Recognition and Promotional Allowances

Casino revenue is the aggregate net difference between gaming wins and losses, with liabilities recognized for funds deposited by customers before gaming play occurs (“casino front money”) and for chips in the customers’ possession (“outstanding chip liability”). Hotel, food and beverage, entertainment and other operating revenues are recognized as services are performed.

Total revenue does not include promotional allowances, the retail amount of rooms, food, and beverage provided gratuitously to customers, which was $18,531 and $18,423 in 2004 and 2003, respectively.

(f)	Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. A valuation allowance is recognized if it is more likely than not that some portion or all of the deferred tax asset will not be realized.

(g)	Basic and Diluted Earnings per Share

Basic earnings per share of common stock were computed by dividing income available to common stockholders, by the weighted average number of common shares outstanding, net of common stock held in the treasury for the year. As of December 31, 2004, no dilutive securities existed.

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

(h)	Inventories

Inventories are presented at adjusted cost or market value, whichever is lower. Cost is established based on either the last-in, first out assumption or, in certain cases, specific identification method.

(i)	Properties, Plant and Equipment

Properties, plant and equipment are stated at the adjusted cost or market value, whichever is lower. Depreciation is calculated based on straight-line method over the properties’ estimated useful lives, which range from 5 to 7 years for machinery and equipment and 39 years for building and building improvements. Betterment or improvements to properties are capitalized to properties, plant and equipment accounts. Repairs and maintenance costs are charged to expense accounts.

Certain long-lived assets of the Company are reviewed at least annually as to whether their carrying values have become impaired in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Management considers assets to be impaired if the carrying value exceeds the undiscounted projected cash flows from operations. If impairment exists, the assets are written down to their fair value or the projected discounted cash flows from related operations. Based on Management’s evaluation, no asset impairment has been considered necessary for the years ended December 31, 2004 and 2003.

(j)	Concentration of Credit Risk

The Company maintains substantially all of its day-to-day operating cash balances with Peruvian commercial banks and financial institutions. The banks or financial institutions may not provide sufficient deposit insurance coverage on the Company’s cash positions.

(k)	Dividends

The Company accrues for declared dividends which are not yet paid. As of the balance sheet date, there were no dividends which were declared and unpaid. Dividends per common share for the years 2004 and 2003 are $3.42 and $1.51, respectively.

3.	Foreign Currency Transactions

The Company conducts its gaming business at Bruce Casino in US Dollars. The hotel and other business activities are operated using both US Dollars and the

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

Peruvian Nuevo Soles, which is the functional currency used for the preparation of the financial statements. Accounts balances on the balance sheet are translated into US Dollars equivalents in accordance with Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation”. Balance sheet accounts are translated at the exchange rate in effect at each balance sheet date. Income statement accounts are translated at the average rate of exchange prevailing during the period. Translation adjustments resulting from this process are charged or credited to other comprehensive income (loss).

4.	Accounts Receivable

As of December 31, 2004, accounts receivable consisted of the following balances:

Account	2004

Open invoices	$ 179,997
Returned checks	280,414
Open promissory notes	3,263,000
Allowance for doubtful accounts	(2,637,984)

Total	$ 1,085,427

5.	Properties, Furniture & Equipment

As of December 31, 2004, Properties, Furniture and Equipment consisted of the following balances:

Account	2004

Land	$ 862,918
Buildings and improvements	16,058,831
Vehicles	329,317
Furniture	727,748
Casino equipment	3,443,184
Computers	260,600
Work in-progress	23,000
Software	4,443
Accumulated depreciation	(5,827,266)

Total	$ 15,882,775

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

6.	Loans Payable

The Company has certain short-term loans that are payable to various third parties. The loans bear zero interest and are payable on demand.

7.	Accrued Expenses and Other Payables

As of December 31, 2004, Accrued Expenses and Other Payables consisted of the following:

Account	2004

Income tax payable	$ 642
Benefits payable	14,127
ONP (retirement funds)	198
Gaming tax payable	85,909
Municipal fees payable	7,232
Accrued wages	4,531
Gratuities payable	36,642
Payable wages	28,357
Services percentages	14,501
Progressive well	59,519
Outstanding Chips	12,212
Pre-judicial conciliation	8,345
Participation in council	11,640
Casino Front Money	35,111
Other Accounts Payable	2,350

Total	$321,316

8.	Note Payable for Foreign Taxes

The Company incurred taxes in prior years and entered into a payment plan with its local taxation authority. The note payable bears zero interest and is subject to the following payment schedule.

Year ended December 31,	Amount

2005	$10,535
2006	89,330

Total	$99,865

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

9.	Income Taxes

Deferred income tax assets at December 31, 2004 consist of the following temporary differences:

	Current	Long-term

Deferred tax asset:
Depreciation & Amortization		$544,714

Allowance for doubtful accounts	$75,702

Deferred tax liabilites:	--	--

Net	$75,702	$544,714

The components of the provision for income tax are as follows:

	2004	2003

Current Expense:
Foreign Taxes	$2,145,677	$1,515,507

Deferred Expense:
Foreign Taxes	79,470	18,474

Total	$2,225,147	$1,533,981

Reported income tax expense is reconciled to the amount computed on the basis of income before income taxes at the statutory rate as follows:

	2004	2003

Statutory Expense	30.00%	30.00%
Effects of:
Changes in Deferred Tax Assets and Other	2.20%	-4.38%

Reported Provision for Income Taxes	32.20%	25.62%

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

10.	Related Party Transactions

The Company made advances to its employees, and loans to shareholders and a director. The loans are receivable on demand and bear zero interest. Total related party loans receivable as of December 31, 2004 and 2003 were $189,848 and $219,430, respectively.

11.	Subsequent Events

Kubuk International, Inc. (KII) is a California corporation and was incorporated on January 7, 2002. The majority shareholders of KII also control 99% of total voting stock of BDG.

Kubuk Investment S.A.C. (KISAC) was formed in year 2001 by the majority shareholders of KII in Peru. KII’s majority shareholders also formed Kubuk Gaming S.A.C. (KGSAC) in year 2005 in Peru.

Starting on August 4, 2001, BGD and KISAC entered into a series of sale and purchase agreements (Sale and Purchase Agreements) of the hotel assets and certain casino properties owned and operated by BGD for the purpose of transferring these properties to KISAC. Total consideration for all Sale and Purchase Agreements was in the amount of S/. 62,970,744 (approximately $19,163,343 using the exchange rate as of the balance sheet date). On May 21, 2005, all assets subject to the scope of the sale and purchase agreements were transferred to and received by KISAC, which then commenced to carry on the hotel lodging businesses of Bruce Hotel/Casino. The only assets that were transferred to KISAC are the assets as listed under “Property, Furniture, and Equipment” on the balance sheet. All other assets and liabilities will continue to belong to BGD and will subsequently be distributed to its original shareholders. The accounting treatment used by KISAC to record the transfer of the assets followed the guidance for transactions between entities under common control as described in FAS 141, Business Combinations. This guidance prescribes the use of the carrying amount of the transferring entity. Therefore, no fair market value adjustments were made to the transferred assets.

Consideration for the Sale and Purchase Agreement was given by Tom Liu to BGD in the form of a promissory note, for which KISAC issued Tom Liu shares of its stock valued at the carrying amount of the assets that were transferred.

The major casino operation of Bruce Hotel/Casino has been temporarily closed for renovation since March 2005. During the renovation, the Company continued to operate slot machines in the casino till July 1, 2005, when MINCETUR, the gaming authority of Peru, issued gaming licenses to KGSAC. KGSAC then took over the slot machine operations and will conduct all other gaming activities of

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion SAC
Notes To The Consolidated Financial Statements
December 31, 2004

Bruce Hotel/Casino when the renovation project is completed at the end of year 2005.

On June 15, 2005, KII and the shareholders of KISAC and KGSAC entered into an Agreement and Plan of Reorganization (the Reorganization Agreement), under which KII issued 50,920,000 shares of common stock to the shareholders of KISAC and KGSAC in exchange for their entire ownership holdings of KISAC and KGSAC. As of June 30, 2005, both KISAC and KGSAC were 100% owned by KII.

On July 15, 2005, Chilco River Holdings Inc., a Nevada Registrant (the “Registrant ” or the “Corporation “), entered into a Share Exchange Agreement dated July 15, 2005 (the “Share Exchange Agreement “), with KUBUK International, Inc.; Tom Liu, David Liu, Lee Kuen Cheung, Wai Yung Lau, Zheng Liu, Yizhi Zeng, Luisa Wong, Jack Xu, Yong Yang and Guoxiu Yan (“Shareholders “); and Tom Liu as Shareholders Representative (“Shareholders Representative “). The Registrant agreed to acquire or cause one or more of its affiliates to acquire, all of the outstanding capital stock and other equity interests of Kubuk from the Shareholders by issuing 19,250,000 shares of the Registrant’s common stock as consideration on the terms and subject to the conditions set forth in the Share Exchange Agreement (the “Share Exchange “). The Registrant filed a current report on Form 8-K on July 20, 2005, describing the material terms of the Share Exchange Agreement. On August 3, 2005, the Registrant closed the Share Exchange.

Kubuk International, Inc. and Subsidiaries, formerly Bruce Grupo Diversion, SAC
Supplementary Proforma Information - Unaudited
December 31, 2004

The following unaudited proforma information presents the balance sheet of Kubuk International, Inc. and Subsidiaries, with only the assets of BGD that it will own from May 21, 2005 and forward.

Kubuk International, Inc. and Subsidiaries
Proforma Consolidated Balance Sheet
December 31, 2004

12/31/2004

ASSETS
Property, furniture & equipment,
net of accumulated depreciation of $5,827,266	$15,882,775

TOTAL ASSETS	15,882,775

LIABILITIES & STOCKHOLDERS’ EQUITY
Liabilities	--
Total Stockholders’ Equity	15,882,775

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$15,882,775